UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                             ----------------------

        Date of Report (Date of earliest event reported): August 29, 2006

                         East Penn Financial Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


         Pennsylvania                  0-50330                   65-1172823
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



731 Chestnut Street, P.O. Box 869, Emmaus, PA                        18049
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  (Address of principal executive offices)                         (Zip Code)


                                 (610) 965-5959
                             ----------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

Item 8.01. Other Events
---------- ------------

      On August 29, 2006, the Registrant issued a press release announcing Brent
L. Peters, president and chief executive officer of the Registrant, has been promoted to chairman of the board effective September 1, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits
---------- ---------------------------------

 (a)       Not applicable.
 (b)       Not applicable.
 (c)       Not applicable.
 (d)       Exhibits.

      Exhibit 99.1. Press release dated as of August 29, 2006 announcing Brent
L. Peters' promotion as chairman of the board.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           EAST PENN FINANCIAL CORPORATION
                                           (Registrant)


Dated: August 29, 2006                     /s/ Brent L. Peters
                                           -------------------------------------
                                           Brent L. Peters
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



                                                                     PAGE NO. IN
                                                                     MANUALLY
                                                                     SIGNED
EXHIBIT NO.                                                          ORIGINAL
-----------                                                          --------

   99.1         Press release, dated August 29, 2006,                   5
                announcing Brent L. Peters' promotion
                as chairman of the board.